UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 31, 2020

APPROACH RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre 6500 West Freeway, Suite 900 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 989-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
*	*	*

*

Approach Resources Inc.’s common stock previously traded on the NASDAQ Global Select Market under the symbol “AREX”. On November 12, 2019, Approach Resources Inc.’s common stock began trading on the OTC Pink marketplace. Deregistration under Section 12(b) of the Act became effective on March 17, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on November 18, 2019, Approach Resources Inc. (“Approach,” the “Company” or “we”) and all of its subsidiaries (the “Filing Subsidiaries and, together with Approach, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”), of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”), thereby commencing the jointly administered Chapter 11 cases captioned In re Approach Resources Inc., et al., Case No. 19-36444 (Bankr. S.D. Tex.) (the “Chapter 11 Cases”).

On October 30, 2020, the Debtors filed the Joint Plan of Liquidation of Approach Resources Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code [Dkt. No. 643] (as amended from time to time, the “Plan”) and related disclosure statement [Dkt. No. 644] (as amended from time to time, the “Disclosure Statement”) with the Court. On November 10, 2020, the Court entered the order conditionally approving the Disclosure Statement, establishing solicitation and voting procedures, scheduling a combined hearing and establishing notice and objection procedures.

As previously reported, on December 16, 2020, the Court entered an order approving the Disclosure Statement on a final basis and confirming the Plan (the “Confirmation Order”). As of December 31, 2020, all conditions precedent to the Plan’s effectiveness have been satisfied or waived according to the Plan, and the Plan has been made effective.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.

By:	/s/ Joshua E. Dazey
Joshua E. Dazey
Executive Vice President – Legal

Date: December 31, 2020